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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 9, 2013

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01 Regulation FD Disclosure.

At an investor conference to be held on Wednesday, April 10, 2013, which will be webcast live at 8:30 a.m. Eastern Daylight Time, the Company will be updating its first quarter 2013 outlook as follows:

As part of its earnings release and conference call on February 7, 2013, the Company indicated that it expected its first quarter 2013 operating income to be down mid to high single digits, generally due to softness in the industry carried over from fiscal year 2012, as well as tougher sales and SG&A comparisons to the Company's first quarter of fiscal year 2012, the annualization of new stores opened in 2012, including a high concentration of openings in the fourth quarter of 2012, and the return to a more normal rate of incentive compensation.

During the April 10, 2013 investor conference, the Company will indicate that while it had expected the first 90 days of fiscal 2013 to be challenging, they have been more challenging, especially in DIY, than anticipated. Some factors that have negatively impacted performance during the first quarter to date include the impacts on customers due to higher payroll taxes, delayed tax refunds and a slow start to spring. As a result, the Company now expects first quarter 2013 operating income to be slightly below the outlook previously provided by the Company.

The webcast will be accessible on the investor relations section of the Company's website at www.AdvanceAutoParts.com and will be archived on the Company's website until April 10, 2014.

Forward-Looking Statements

The outlook provided in this Current Report on Form 8-K contains “forward-looking statements” as defined under U.S. securities laws, conveying management's expectations as to future results. As a general matter, forward-looking statements are those focused on anticipated events or trends, expectations and beliefs relating to matters that are not historical in nature. Forward-looking statements involve risks and uncertainties that may cause the Company's actual results to be materially different from the future results expressed or implied by the statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this guidance. The actual future performance of the Company could differ materially from such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include the risk factors described in the Company's SEC filings. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future.

Note: The information contained in Item 7.01 of this Current Report on Form 8-K is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: April 9, 2013	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.